UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-02021

DWS Securities Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  12/31

Date of reporting period:  3/31/2014

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of March 31, 2014 (Unaudited)

DWS RREEF Real Estate Securities Fund
	Shares	Value ($)
Common Stocks 98.3%
Real Estate Investment Trust (“REITs”) 98.3%
Apartments 16.1%
American Campus Communities, Inc.	455,250	17,003,588
AvalonBay Communities, Inc.	399,566	52,471,007
BRE Properties, Inc.	373,989	23,479,029
Camden Property Trust	377,195	25,400,311
Equity Residential (a)	854,971	49,579,768
Essex Property Trust, Inc.	165,882	28,208,234
Home Properties, Inc.	269,280	16,189,114
Post Properties, Inc.	296,688	14,567,381

		226,898,432
Diversified 8.5%
Digital Realty Trust, Inc. (a)	177,410	9,416,923
Duke Realty Corp.	1,680,605	28,368,612
DuPont Fabros Technology, Inc.	87,876	2,115,175
Lexington Realty Trust (a)	1,620,624	17,681,008
Retail Properties of America, Inc. "A"	1,200,100	16,249,354
Vornado Realty Trust	470,185	46,341,434

		120,172,506
Health Care 11.4%
HCP, Inc.	621,209	24,096,697
Health Care REIT, Inc. (a)	569,682	33,953,047
Healthcare Realty Trust, Inc.	672,952	16,251,791
Sabra Health Care REIT, Inc.	419,188	11,691,154
Ventas, Inc.	1,247,267	75,546,962

		161,539,651
Hotels 7.8%
Chesapeake Lodging Trust	423,929	10,907,693
DiamondRock Hospitality Co.	1,221,667	14,354,587
Host Hotels & Resorts, Inc. (a)	1,633,256	33,057,102
LaSalle Hotel Properties	522,440	16,357,596
RLJ Lodging Trust	694,360	18,567,186
Sunstone Hotel Investors, Inc.	1,193,686	16,389,309

		109,633,473
Industrial 6.0%
DCT Industrial Trust, Inc.	2,555,953	20,140,910
First Industrial Realty Trust, Inc.	805,964	15,571,224
Prologis, Inc.	1,206,724	49,270,541

		84,982,675
Office 14.3%
Alexandria Real Estate Equities, Inc.	386,210	28,023,398
Boston Properties, Inc.	643,086	73,652,640
CommonWealth REIT	230,776	6,069,409
Douglas Emmett, Inc.	1,455,717	39,508,159
Kilroy Realty Corp.	214,295	12,553,401
Mack-Cali Realty Corp.	279,015	5,800,722
SL Green Realty Corp.	367,804	37,008,438

		202,616,167
Regional Malls 15.0%
General Growth Properties, Inc.	2,861,396	62,950,712
Glimcher Realty Trust	1,298,901	13,027,977
Simon Property Group, Inc.	827,892	135,774,288

		211,752,977
Shopping Centers 6.2%
Acadia Realty Trust	459,323	12,116,941
Federal Realty Investment Trust	291,784	33,473,460
Kite Realty Group Trust	1,388,318	8,329,908
Regency Centers Corp. (a)	445,996	22,772,556
Weingarten Realty Investors	365,839	10,975,170

		87,668,035
Specialty Services 6.7%
National Retail Properties, Inc. (a)	1,079,514	37,048,920
Realty Income Corp. (a)	536,689	21,929,113
Spirit Realty Capital, Inc.	3,204,715	35,187,771

		94,165,804
Storage 6.3%
CubeSmart	1,388,530	23,827,175
Public Storage	388,466	65,452,636

		89,279,811
Total Common Stocks (Cost $1,150,317,546)		1,388,709,531
Securities Lending Collateral 6.6%
Daily Assets Fund Institutional, 0.07% (b) (c) (Cost $93,658,891)	93,658,891	93,658,891
Cash Equivalents 1.2%
Central Cash Management Fund, 0.05% (b) (Cost $16,232,957)	16,232,957	16,232,957

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,260,209,394) †	106.1	1,498,601,379
Other Assets and Liabilities, Net	(6.1)	(86,051,648)

Net Assets	100.0	1,412,549,731

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

†
The cost for federal income tax purposes was $1,278,245,205.  At March 31, 2014, net unrealized appreciation for all securities based on tax cost was $220,356,174.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $243,508,795 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,152,621.

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2014 amounted to $92,344,504, which is 6.5% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks(d)	$1,388,709,531	$—	$—	$1,388,709,531
Short-Term Investments(d)	109,891,848	—	—	109,891,848
Total	$1,498,601,379	$—	$—	$1,498,601,379

There have been no transfers between fair value measurement levels during the period ended March 31, 2014.

(d)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 23, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 23, 2014